EXHIBIT 4.2

AMENDED AND RESTATED DECLARATION
OF TRUST
SCE TRUST IV
Dated as of August 24, 2015

i

ii

TABLE OF CONTENTS
(continued)

		Page
SECTION 11.2	Certain Accounting Matters	39
SECTION 11.3	Banking	39
SECTION 11.4	Withholding	39
ARTICLE XII	AMENDMENTS AND MEETINGS
SECTION 12.1	Amendments	40
SECTION 12.2	Meetings of the Holders of Securities; Action by Written Consent	42
ARTICLE XIII	REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE
SECTION 13.1	Representations and Warranties of Institutional Trustee	43
SECTION 13.2	Representations and Warranties of Delaware Trustee	44
ARTICLE XIV	MISCELLANEOUS
SECTION 14.1	Notices	45
SECTION 14.2	Governing Law; Waiver of Jury Trial	46
SECTION 14.3	Intention of the Parties	46
SECTION 14.4	Headings	46
SECTION 14.5	Successors and Assigns	46
SECTION 14.6	Partial Enforceability	47
SECTION 14.7	Counterparts	47

ANNEXES AND EXHIBITS

ANNEX I	Terms of 5.375% Fixed-to-Floating Rate Trust Preference Securities and Common Securities

EXHIBIT A-1	Form of Trust Preference Security Certificate
EXHIBIT A-2	Form of Common Security Certificate
EXHIBIT B	Underwriting Agreement

iii

AMENDED AND RESTATED DECLARATION OF TRUST

OF

SCE TRUST IV
August 24, 2015
AMENDED AND RESTATED DECLARATION OF TRUST (“Declaration of Trust”) dated and effective as of August 24, 2015, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration of Trust;
WHEREAS, the Trustees and the Sponsor established SCE Trust IV (the “Trust”), a trust under the Statutory Trust Act (as defined herein) pursuant to a Trust Agreement dated as of December 1, 2014, (the “Existing Declaration”), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on December 2, 2014, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in those certain Series J Preference Shares (as hereinafter defined) of Southern California Edison Company;
WHEREAS, as of the date hereof, no interests in the Trust have been issued;
WHEREAS, the parties hereto, by this Declaration of Trust, amend and restate each and every term and provision of the Existing Declaration; and
NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration of Trust constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration of Trust.
ARTICLE I
INTERPRETATION AND DEFINITIONS
SECTION 1.1    Definitions.
Unless the context otherwise requires:
(a)    Capitalized terms used in this Declaration of Trust but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;
(b)    a term defined anywhere in this Declaration of Trust has the same meaning throughout;

(c)    all references to “the Declaration of Trust” or “this Declaration of Trust” are to this Declaration of Trust as modified, supplemented or amended from time to time;
(d)    all references in this Declaration of Trust to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration of Trust unless otherwise specified; and
(e)    a reference to the singular includes the plural and vice versa.
“Administrative Trustee”: has the meaning specified in Section 5.1(b).
“Affiliate”: has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.
“Articles of Incorporation”: means the Restated Articles of Incorporation of the Series J Preference Share Issuer as filed with the Secretary of State of the State of California, as the same may be amended, modified or restated from time to time in accordance therewith and with the CGCL.
“Authorized Officer”: of a Person means any Person that is authorized to bind such Person.
“Book-Entry Interest”: means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.
“Business Day”: means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.
“Certificate”: means a Common Security Certificate or a Trust Preference Security Certificate.
“Certificate of Determination”: means the Certificate of Determination of Preferences of the Series J Preference Stock of Southern California Edison Company filed in the office of the Secretary of State of the State of California on August 18, 2015.
“CGCL”: means the General Corporation Law of the State of California as in effect from time to time.
“Change in 1940 Act Law”: has the meaning set forth in Annex I hereto.
“Clearing Agency”: means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preference Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Preference Securities.

“Clearing Agency Participant”: means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.
“Closing Date”: means August 24, 2015.
“Code”: means the Internal Revenue Code of 1986, as amended from time to time.
“Commission”: means the Securities and Exchange Commission.
“Common Security”: has the meaning specified in Section 7.1.
“Common Security Certificate”: means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.
“Company Indemnified Person”: means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.
“Corporate Trust Office”: means an office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be administered, which office at the date of execution of this Declaration of Trust is located at The Bank of New York Mellon Trust Company, N.A., 2 N. LaSalle Street, Suite 1020, Chicago, IL 60602, Attn: Corporate Trust Administration, or such other address as the Institutional Trustee may designate from time to time by notice to the Holders and the Sponsor, or the principal corporate trust office of any successor Institutional Trustee (or such other address as such successor Institutional Trustee may designate from time to time by notice to the Holders and the Sponsor).
“Covered Person”: means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust’s Affiliates; and (b) any Holder of Securities.
“Definitive Trust Preference Security Certificates”: has the meaning set forth in Section 9.4.
“Delaware Trustee”: has the meaning set forth in Section 5.1(b).
“Distribution”: has the meaning set forth in Section 6.1.
“Distribution Payment Period”: has the meaning set forth in Annex I hereto.
“Distribution Rate”: has the meaning set forth in paragraph 2(a) of Annex I.
“DTC”: means The Depository Trust Company, the initial Clearing Agency.
“Exchange Act”: means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

“Fiduciary Indemnified Person”: has the meaning set forth in Section 10.4(b).
“Fiscal Year”: has the meaning specified in Section 11.1.
“Global Certificate”: has the meaning set forth in Section 9.4.
“Holder”: means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.
“Indemnified Person”: means a Company Indemnified Person or a Fiduciary Indemnified Person.
“Institutional Trustee”: means the Trustee meeting the eligibility requirements set forth in Section 5.3.
“Institutional Trustee Account”: has the meaning set forth in Section 3.8(c).
“Investment Company”: means an investment company as defined in the Investment Company Act.
“Investment Company Act”: means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.
“Investment Company Event”: has the meaning set forth in Annex I hereto.
“Legal Action”: has the meaning set forth in Section 3.6(g).
“Liquidation Distribution”: has the meaning set forth in Annex I hereto.
“Majority in liquidation amount of the Securities”: means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preference Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption or liquidation, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the case may be.
“Officers’ Certificate”: means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:
(a)    a statement that each officer signing the Officers’ Certificate has read the covenant or condition and the definitions relating thereto;
(b)    a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers’ Certificate;

(c)    a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.
“Paying Agent”: means any paying agent or co-paying agent appointed pursuant to Section 3.16 and shall initially be The Bank of New York Mellon Trust Company, N.A.
“Payment Amount”: has the meaning specified in Section 6.1.
“Person”: means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (whether statutory or common law trust), unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.
“Quorum”: means any one Administrative Trustee or, if there is only one Administrative Trustee, such Administrative Trustee.
“Redemption/Distribution Notice”: has the meaning specified in Annex I hereto.
“Redemption Price”: has the meaning set forth in Annex I hereto.
“Registrar”: has the meaning specified in Section 9.2.
“Related Party”: means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding common stock of the Sponsor.
“Responsible Officer”: means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration of Trust and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.
“Rule 3a-5”: means Rule 3a-5 under the Investment Company Act.
“Securities”: means the Common Securities and the Trust Preference Securities.
“Securities Act”: means the Securities Act of 1933, as amended from time to time, or any successor legislation.
“Series J Preference Shares”: means the shares of Series J Preference Stock to be issued by the Series J Preference Share Issuer pursuant to the Certificate of Determination and to be registered in the name of the Institutional Trustee for the benefit of the Holders of Securities as provided herein.

“Series J Preference Share Issuer”: means Southern California Edison Company, a California corporation, in its capacity as issuer of the Series J Preference Shares.
“Series J Preference Share Issuer Governing Documents”: shall mean the Articles of Incorporation and the Certificate of Determination.
“Special Event:” shall have the meaning specified in Annex I hereto.
“Sponsor”: means Southern California Edison Company, a California corporation, or any successor entity thereto pursuant to a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.
“Sponsor Affiliated Holder”: has the meaning set forth in Section 4.3.
“Statutory Trust Act”: means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §3801 et seq., as it may be amended from time to time, or any successor legislation.
“Subscription Agreement”: means that certain subscription agreement dated as of August 24, 2015, by and among the Trust and the Series J Preference Share Issuer regarding the purchase and sale of the Common Securities and the Series J Preference Shares.
“Successor Delaware Trustee”: has the meaning set forth in Section 5.6.
“Successor Entity”: has the meaning set forth in Section 3.15(b).
“Successor Institutional Trustee”: has the meaning set forth in Section 5.6.
“Successor Securities”: has the meaning set forth in Section 3.15(b).
“Super Majority”: has the meaning set forth in Annex I hereto.
“Tax Event”: has the meaning set forth in Annex I hereto.
“10% in liquidation amount of the Securities”: means, except as provided in the terms of the Trust Preference Securities, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preference Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of an aggregate liquidation amount representing 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.
“Treasury Regulations”: means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time.
“Trust Distribution Payment Date”: has the meaning set forth in Annex I hereto.

“Trustee” or “Trustees”: means each Person who has signed this Declaration of Trust as a trustee, until such Person shall have died, resigned or been removed in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.
“Trust Preference Securities Guarantee”: means the guarantee agreement dated as of August 24, 2015 of the Sponsor in respect of the Trust Preference Securities.
“Trust Preference Security”: has the meaning specified in Section 7.1.
“Trust Preference Security Beneficial Owner”: means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).
“Trust Preference Security Certificate”: means a certificate representing a Trust Preference Security substantially in the form of Exhibit A-1.
“Underwriting Agreement”: means the Underwriting Agreement for the offering and sale of Trust Preference Securities in the form of Exhibit B.

ARTICLE II

[RESERVED]

ARTICLE III
ORGANIZATION
SECTION 3.1    Name. The Trust is named “SCE Trust IV,” as such name may be modified from time to time by the Administrative Trustees following written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities. The Trust’s activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.
SECTION 3.2    Office. The address of the principal office of the Trust is c/o Southern California Edison Company, 2244 Walnut Grove Avenue, Rosemead, California 91770. The Administrative Trustees may designate another principal office upon notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities.
SECTION 3.3    Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Series J Preference Shares,

and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a domestic grantor trust.
SECTION 3.4    Authority. Subject to the limitations provided in this Declaration of Trust and to the specific duties of the Institutional Trustee and the Sponsor, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers herein given shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration of Trust.
SECTION 3.5    Title to Property of the Trust. Except as provided in Section 3.8 with respect to the Series J Preference Shares and the Institutional Trustee Account or as otherwise provided in this Declaration of Trust, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.
SECTION 3.6    Powers and Duties of the Administrative Trustees. The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities (and any actions taken by the Administrative Trustees in furtherance of the following prior to the date hereof are hereby ratified and confirmed in all respects):
(a)    to issue and sell the Trust Preference Securities and the Common Securities in accordance with this Declaration of Trust; provided, however, that the Trust may issue no more than one series of Trust Preference Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to one simultaneous issuance of both Trust Preference Securities and Common Securities on the Closing Date;
(b)    in connection with the issue and sale of the Trust Preference Securities to:
(i)    execute and file with the Commission on behalf of the Trust a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, in each case prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preference Securities;
(ii)    execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preference Securities in any state in which the Sponsor has determined to qualify or register such Trust Preference Securities for sale;

(iii)    if requested by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, any other national stock exchange or The NASDAQ Stock Market for listing of any Trust Preference Securities, including upon notice of issuance thereof;
(iv)    if requested by the Sponsor, execute and file with the Commission on behalf of the Trust a registration statement on Form 8-A, prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preference Securities under Section 12(b) of the Exchange Act; and
(v)    execute and deliver the Subscription Agreement providing for the sale and purchase of the Common Securities and the Series J Preference Shares, respectively;
(c)    to acquire the Series J Preference Shares with the proceeds of the sale of the Trust Preference Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Series J Preference Shares to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Trust Preference Securities and the Holders of Common Securities;
(d)    to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event or Investment Company Event; provided, that the Administrative Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any ministerial action in relation to a Tax Event or Investment Company Event;
(e)    to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preference Securities and Holders of Common Securities as to such actions and applicable record dates;
(f)    to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;
(g)    to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (“Legal Action”), unless pursuant to Section 3.8(g), the Institutional Trustee has the exclusive power to bring such Legal Action;
(h)    to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;
(i)    to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;
(j)    to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

(k)    to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preference Securities or to enable the Trust to effect the purposes for which the Trust was created;
(l)    to take any action, not inconsistent with this Declaration of Trust or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:
(i)    causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act; and
(ii)    causing the Trust to be classified for United States federal income tax purposes as a domestic grantor trust;
provided, that any such action does not materially adversely affect the interests of Holders;
(m)    to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and
(n)    to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.
The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.
Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.
For the avoidance of doubt, it is intended that the Administrative Trustees will have no powers that would cause them to be deemed fiduciaries with respect to any assets of the Trust for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.
Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.
SECTION 3.7    Prohibition of Actions by the Trust and the Trustees.
(a)    The Trust shall not, and the Trustees (including the Institutional Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this Declaration of Trust. In particular, the Trust shall not:

(i)    invest any proceeds received by the Trust from holding the Series J Preference Shares, but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration of Trust and of the Securities;
(ii)    acquire any assets other than as expressly provided herein;
(iii)    possess Trust property for other than a Trust purpose;
(iv)    make any loans or incur any indebtedness;
(v)    possess any power or otherwise act in such a way as to vary the Trust assets;
(vi)    possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Securities);
(vii)    issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;
(viii)    take any action inconsistent with the status of the Trust as a domestic grantor trust for United States federal income tax purposes;
(ix)    other than as provided in this Declaration of Trust or Annex I, consent to any amendment or modification of the Certificate of Determination or the Series J Preference Shares where such consent shall be required unless the Trust shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a domestic grantor trust for United States federal income tax purposes; or
(x)    revoke any action previously authorized or approved by a vote of the Holders of the Trust Preference Securities as permitted hereunder.
SECTION 3.8    Powers and Duties of the Institutional Trustee.
(a)    The legal title to the Series J Preference Shares shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Series J Preference Shares shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Series J Preference Shares have been executed and delivered.
(b)    The Institutional Trustee shall not transfer its right, title and interest in the Series J Preference Shares to the Administrative Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

(c)    The Institutional Trustee shall:
(i)    establish and maintain a segregated non-interest bearing trust account (the “Institutional Trustee Account”) in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Series J Preference Shares registered in the name of the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Trust Preference Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration of Trust. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness assigned by a “nationally recognized statistical rating organization,” as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to “A”;
(ii)    engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Preference Securities and the Common Securities to the extent the Series J Preference Shares are redeemed;
(iii)    upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Series J Preference Shares to Holders of Securities pursuant to the terms of the Securities; and
(iv)    shall, subject to its right to indemnity provided in Section 3.10(a)(vi) and its right to receive instructions as provided in Section 3.10(a)(x), take all actions any Holder may request to facilitate the exercise by such Holder of its rights under Section 5.1 of the Trust Preference Securities Guarantee.
(d)    The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.
(e)    Notwithstanding anything to the contrary in this Declaration of Trust, the Series J Preference Share Issuer shall have the right to set-off any payment it is otherwise required to make in respect of any Trust Preference Security to the extent the Series J Preference Share Issuer has heretofore made, or is currently on the date of such payment making, a payment under the Trust Preference Securities Guarantee.
(f)    The Institutional Trustee shall continue to serve as a Trustee until either:
(i)    the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities and this Declaration of Trust (including Annex I); or

(ii)    a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.
(g)    The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Series J Preference Shares under the Certificate of Determination and shall, for the benefit of the Holders of Securities, enforce its rights as holder of the Series J Preference Shares subject to the rights of the Holders pursuant to the terms of such Securities, this Declaration of Trust (including Annex I), the Trust Preference Securities Guarantee and the Statutory Trust Act.
(h)    Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.
The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall have no power to and shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.
SECTION 3.9    Certain Duties and Responsibilities of the Institutional Trustee.
(a)    The Institutional Trustee shall undertake to perform only such duties as are specifically set forth in this Declaration of Trust and no implied covenants shall be read into this Declaration of Trust against the Institutional Trustee. Subject to any voting right of the Holders under the Securities, if the Institutional Trustee is required to decide between alternative causes of action under this Declaration of Trust, construe ambiguous provisions in this Declaration of Trust or is unsure of the application of any provision of this Declaration of Trust, the Institutional Trustee will take such action as directed by the Sponsor and, if not so directed, shall take such action as it may deem necessary. The Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration of Trust, and use the same degree of care and skill in the exercise of such rights and powers, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
(b)    No provision of this Declaration of Trust shall be construed to relieve the Institutional Trustee from liability for its own bad faith, its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration of Trust and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration of Trust, and no implied covenants or obligations shall be read into this Declaration of Trust against the Institutional Trustee; and
(ii)    in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration of Trust; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration of Trust (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein, absent manifest error);
(iii)    the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;
(iv)    the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration of Trust;
(v)    no provision of this Declaration of Trust shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration of Trust or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;
(vi)    the Institutional Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Series J Preference Shares and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration of Trust and the Trust Indenture Act, to the extent applicable to institutional trustees in agreements governed by the Trust Indenture Act of 1939 (as amended from time to time or any successor legislation, the “Trust Indenture Act”);
(vii)    the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Series J Preference Shares or the payment of any taxes or assessments levied thereon or in connection therewith;
(viii)    the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional
Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

(ix)    the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall the Institutional Trustee be liable for any default, negligence or misconduct of the Administrative Trustees or the Sponsor.
SECTION 3.10    Certain Rights of Institutional Trustee.
(a)    Subject to the provisions of Section 3.9:
(i)    the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;
(ii)    any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers’ Certificate;
(iii)    whenever in the administration of this Declaration of Trust, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;
(iv)    the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;
(v)    the Institutional Trustee may consult with counsel or other experts of its own selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;
(vi)    the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust or take any other action at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the

Institutional Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Institutional Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee of its obligation to exercise the rights and powers vested in it by this Declaration of Trust;
(vii)    the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such reasonable further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;
(viii)    the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(ix)    any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration of Trust, both of which shall be conclusively evidenced by the Institutional Trustee’s or its agent’s taking such action;
(x)    whenever in the administration of this Declaration of Trust the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders of the Securities, or any class of Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities or the terms of this Declaration of Trust in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in or accordance with such instructions;
(xi)    in no event shall the Institutional Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the

Institutional Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
(xii)    the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;
(xiii)    the Trustee may request that the Sponsor deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration of Trust; and
(xiv)    in no event shall the Institutional Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Institutional Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and
(xv)    except as otherwise expressly provided by this Declaration of Trust, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust.
(b)    No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.
SECTION 3.11    Delaware Trustee. Notwithstanding any other provision of this Declaration of Trust other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Institutional Trustee described in this Declaration of Trust. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of § 3807(a) of the Statutory Trust Act that the Trust have at least one trustee with a principal place of business in the State of Delaware. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under § 3811 of the Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Sponsor or the Holders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Declaration of Trust. The Delaware Trustee shall have no liability for the acts or omissions of the Institutional Trustee, the Sponsor or the Administrative Trustees. The Delaware Trustee shall be entitled to all of the same rights, protections, privileges, benefits, indemnities and immunities under this Declaration of Trust and with respect to the Trust as the Institutional Trustee.
SECTION 3.12    Execution of Documents. Except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6; provided, that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.
SECTION 3.13    Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration of Trust and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration of Trust or the Securities.
SECTION 3.14    Duration of Trust. The Trust shall exist until dissolved and terminated pursuant to the provisions of Article VIII hereof.
SECTION 3.15    Mergers.
(a)    The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c), and Section 3 of Annex I.
(b)    The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, that:
(i)    if the Trust is not the successor, such successor entity (the “Successor Entity”) either:
(A)    expressly assumes all of the obligations of the Trust under the Securities; or
(B)    substitutes for the Securities other securities having substantially the same terms as the Trust Preference Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Trust Preference Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

(ii)    the Series J Preference Share Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee in its capacity as the Holder of the Series J Preference Shares;
(iii)    immediately following such merger, consolidation, amalgamation or replacement, the Trust Preference Securities of the Successor Entity or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Trust Preference Securities are then listed or quoted, if any;
(iv)    such merger, consolidation, amalgamation or replacement does not cause the Trust Preference Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;
(v)    such merger, consolidation, amalgamation or replacement does not adversely affect the powers, preferences or special rights of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of Holders’ interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);
(vi)    such Successor Entity has a purpose identical to that of the Trust;
(vii)    prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Sponsor experienced in such matters to the effect that:
(A)    such merger, consolidation, amalgamation or replacement does not adversely affect the powers, preferences or special rights of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders’ interest in the new entity); and
(B)    following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and
(C)    following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a domestic grantor trust for United States federal income tax purposes; and
(viii)    the Sponsor or any permitted successor or assignee owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Trust Preference Securities Guarantee and such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

(c)    Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity to be classified as other than a domestic grantor trust for United States federal income tax purposes.
SECTION 3.16    Paying Agent. The initial Paying Agent shall be The Bank of New York Mellon Trust Company N.A. and any co-paying agent chosen by the Paying Agent and acceptable to the Administrative Trustees and the Sponsor. The Paying Agent shall make Distributions and shall report the amounts of such Distributions to the Institutional Trustee and the Administrative Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Administrative Trustees, the Institutional Trustee and the Sponsor. In the event that The Bank of New York Mellon Trust Company, N.A. shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Institutional Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon resignation or removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.
ARTICLE IV
SPONSOR
SECTION 4.1    Sponsor’s Purchase of Common Securities. On the Closing Date, the Sponsor will purchase, by payment of $10,000 to the Trust, all of the Common Securities issued by the Trust, with a liquidation amount equal to $10,000, at the same time as Trust Preference Securities are sold, as further described in Section 7.2 hereof.
SECTION 4.2    Responsibilities of the Sponsor. In connection with the issue and sale of the Trust Preference Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities (and any actions taken by the Sponsor in furtherance of the following prior to the date hereof are hereby ratified and confirmed in all respects):
(a)    to prepare for filing by the Trust with the Commission a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Trust Preference Securities;

(b)    to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preference Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;
(c)    if it determines to be necessary or appropriate in its sole discretion, to prepare for filing by the Trust an application to the New York Stock Exchange, any other national stock exchange or The NASDAQ Stock Market for listing upon notice of issuance of any Trust Preference Securities;
(d)    if it determines to be necessary or appropriate in its sole discretion, to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, relating to the registration of the Trust Preference Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and
(e)    to negotiate the terms of, execute and deliver the Underwriting Agreement providing for the sale of the Trust Preference Securities
SECTION 4.3    Exchanges by the Sponsor.
(a)    If at any time, or from time to time, the Sponsor or any of its Affiliates (in either case, a “Sponsor Affiliated Holder”) is the Holder of any Trust Preference Securities, such Sponsor Affiliated Holder shall have the right to deliver to the Institutional Trustee all or such portion of its Trust Preference Securities as it elects and receive, in exchange therefor, Series J Preference Shares in an aggregate liquidation preference equal to the stated liquidation amount of, with a dividend rate identical to the Distribution Rate of, and accrued and unpaid dividends equal to accrued and unpaid Distributions on, the Trust Preference Securities. Such election (i) shall be exercisable by such Sponsor Affiliated Holder delivering to the Institutional Trustee a written notice of such election (A) specifying the liquidation amount of the Trust Preference Securities with respect to which such election is being made and (B) the date on which such exchange shall occur, which date shall not be less than three (3) Business Days after the receipt by the Institutional Trustee of such election notice, and which may be any date other than the record date for any Distribution or a date from such record date to and including the Distribution Date for such Distribution and (ii) shall be conditioned upon such Sponsor Affiliated Holder having delivered or caused to be delivered to the Institutional Trustee or its designee the Trust Preference Securities which are the subject of such election by 10:00 A.M. New York City time, on the date on which such exchange is to occur. After the exchange, such Trust Preference Securities will be cancelled and will no longer be deemed to be outstanding and all rights of the Sponsor or its Affiliate(s) with respect to such Trust Preference Securities will cease, including accrued and unpaid Distributions thereon. In the event such Trust Preference Securities are Book-Entry Interests, upon such exchange the Registrar (including the Institutional Trustee, in its capacity as Registrar) shall cause an annotation to be made on the related Global Certificate or certificates evidencing such Book-Entry Interests to evidence the reduction in the liquidation amount thereof resulting from such cancellation. In the event of any exchange of Trust Preference Securities contemplated in this subsection (a) that would leave no Trust Preference

Securities outstanding, the Sponsor shall have the right to require the Institutional Trustee to exchange any remaining outstanding Common Securities of the Trust in the same manner described in this subsection (a).
(b)    Notwithstanding anything else in this Declaration of Trust to the contrary, in order to effectuate the exchanges contemplated in (a) above, the Trust is hereby authorized to execute, deliver and perform, and the Sponsor, the Institutional Trustee, any Administrative Trustee or the Registrar, on behalf of the Trust, acting singly or collectively, is hereby authorized to execute and deliver on behalf of the Trust, an exchange agreement, cancellation letter, and any and all other documents, agreements, or certificates contemplated by or related to the exchanges made pursuant to (a) above, in each case without further vote or approval of any other Person. For the avoidance of doubt, the exchanges contemplated in (a) above shall not be deemed “redemptions” for any purposes of this Declaration of Trust or the terms of the Trust Preference Securities.
ARTICLE V
TRUSTEES
SECTION 5.1    Number of Trustees. The number of Trustees initially shall be five, and:
(a)    at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and
(b)    after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided, however, that the number of Trustees shall in no event be less than two; provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, shall be an entity which has its principal place of business in the State of Delaware (the “Delaware Trustee”); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an “Administrative Trustee”); and (3) one Trustee shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.
SECTION 5.2    Delaware Trustee. If required by the Statutory Trust Act, the Delaware Trustee shall be:
(a)    a natural person who is a resident of the State of Delaware; or
(b)    if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.
SECTION 5.3    Institutional Trustee; Eligibility.

(a)    There shall at all times be one Trustee that shall act as Institutional Trustee which shall:
(i)    not be an Affiliate of the Sponsor; and
(ii)    be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
(b)    If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).
(c)    If the Institutional Trustee has or shall acquire any “conflicting interest” within the meaning of § 310(b) of the Trust Indenture Act, as such act would be applied to institutional trustees in agreements governed by the Trust Indenture Act, the Institutional Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in § 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of § 310(b) of the Trust Indenture Act as such act would be applied to institutional trustees in agreements governed by the Trust Indenture Act.
(d)    The initial Institutional Trustee shall be as set forth in Section 5.5 hereof.
SECTION 5.4    Qualifications of Administrative Trustees and Delaware Trustee Generally. Each Administrative Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be (i) a “United States person” as defined in Section 7701(a)(30) of the Code and (ii) either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.
SECTION 5.5    Initial Trustees; Additional Powers of Administrative Trustees.
(a)    The initial Administrative Trustees shall be:
William M. Petmecky, III

Michael A. Henry

George T. Tabata

The initial Delaware Trustee shall be:
BNY Mellon Trust of Delaware

The initial Institutional Trustee shall be:
The Bank of New York Mellon Trust Company, N.A.

(b)    Except as expressly set forth in this Declaration of Trust and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.
(c)    Except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by all of the Administrative Trustees.
(d)    An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.
SECTION 5.6    Appointment, Removal and Resignation of Trustees.
(a)    Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:
(i)    until the issuance of any Securities, by written instrument executed by the Sponsor; and
(ii)    in the case of the Administrative Trustees, after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;
(iii)    in the case of the Institutional Trustee and the Delaware Trustee, unless the Institutional Trustee is actively enforcing its rights as a holder of the Series J Preference Shares while Trust Preference Securities are outstanding, by a vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

(iv)    in the case of the Institutional Trustee and the Delaware Trustee, if the Institutional Trustee is actively enforcing its rights as a holder of the Series J Preference Shares while Trust Preference Securities are outstanding, by a vote of the Holders of a Majority in liquidation amount of the Trust Preference Securities voting as a class at a meeting of the Holders of the Trust Preference Securities.
(b)    (i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3 (a “Successor Institutional Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrative Trustees and the Sponsor; and
(ii)the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a “Successor Delaware Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.
(c)    A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
(i)    No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:
(A)    until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or
(B)    until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and
(ii)    no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.
(d)    The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

(e)    If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition at the expense of the Sponsor any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.
(f)    No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.
SECTION 5.7    Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.
SECTION 5.8    Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.
SECTION 5.9    Meetings. If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration of Trust, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee, which may be provided via electronic transmission.
SECTION 5.10    Delegation of Power.
(a)    Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.
(b)    The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.
SECTION 5.11    Merger, Conversion, Consolidation or Succession to Business. Any entity into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any entity succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such entity shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, except as may be required by law.
ARTICLE VI
DISTRIBUTIONS
SECTION 6.1    Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder’s Securities. Distributions shall be made on the Trust Preference Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Series J Preference Share Issuer declares and pays dividends on the Series J Preference Shares held by the Institutional Trustee for the benefit of the Holders and whenever the Institutional Trustee shall receive any cash upon redemption or liquidation of any Series J Preference Shares (the amount of any such payment being a “Payment Amount”), the Institutional Trustee shall and is directed to make a distribution (a “Distribution”) of the Payment Amount to Holders pursuant to the terms of the Securities. In case the Series J Preference Share Issuer, the Institutional Trustee or the Trust shall be required by law to and shall withhold from any cash dividend or other cash distribution in respect of the Series J Preference Shares otherwise distributable hereunder to a Holder of Securities on account of taxes or as otherwise required by law, regulation or court process, the amount made available for distribution or distributed in respect of the Securities of such Holder subject to such withholding shall be reduced accordingly. The Trust, however, shall distribute or make available for distribution, as the case may be, only such amount as can be distributed without attributing to any Holder a fraction of one cent. Fractions of cents will be rounded to the nearest cent on a Holder-by-Holder basis, with one-half cent or greater being rounded upward.

ARTICLE VII
ISSUANCE OF SECURITIES
SECTION 7.1    General Provisions Regarding Securities.
(a)    The Administrative Trustees shall on behalf of the Trust issue one class of cumulative Trust Preference Securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Trust Preference Securities”) and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Common Securities”). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preference Securities and the Common Securities.
(b)    The Certificates shall be signed on behalf of the Trust by an Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration of Trust any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. Such signature shall be conclusive evidence that the Security has been authenticated under this Declaration of Trust. Upon a written order of the Trust signed by an Administrative Trustee, the Institutional Trustee shall authenticate the Securities for original issue. The aggregate number of Securities outstanding at any time shall not exceed the number set forth in Section 7.2.
(c)    The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

(d)    Upon issuance of the Securities as provided in this Declaration of Trust, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration of Trust.
(e)    Every Person, by virtue of having become a Holder or a Trust Preference Security Beneficial Owner in accordance with the terms of this Declaration of Trust, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration of Trust.
SECTION 7.2    Issuance of Securities; Purchase of Series J Preference Shares.
(a)    The Trust shall be authorized to issue the Trust Preference Securities and the Common Securities set forth in Section 1 of Annex I hereto.
(b)    Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and the Institutional Trustee shall, upon written order of the Trust and pursuant to Section 7.1(b), authenticate and deliver to the underwriters named in the Underwriting Agreement Trust Preference Security Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 13,000,000 Trust Preference Securities having an aggregate liquidation amount of $325,000,000, against receipt of an aggregate purchase price of such Trust Preference Securities of $325,000,000, by the Trust.
(c)    Contemporaneously with the execution and delivery of this Declaration of Trust and the Subscription Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and the Institutional Trustee shall, upon written order of the Trust and pursuant to Section 7.1(b), authenticate and deliver to the Sponsor, in its capacity as the Holder of the Common Securities, Common Security Certificates registered in the name of such Holder, evidencing 400 Common Securities having an aggregate liquidation amount of $10,000, against receipt of the aggregate purchase price of such Common Securities of $10,000 by the Institutional Trustee. Contemporaneously therewith and with the issuance of Trust Preference Securities as set forth in Section 7.2(b), an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Series J Preference Share Issuer Series J Preference Shares, registered in the name of the Institutional Trustee and having an aggregate liquidation preference equal to $325,010,000, and, in satisfaction of the purchase price for such Series J Preference Shares, the Trust shall deliver to the Series J Preference Share Issuer the sum of $325,010,000 (being the sum of the amounts delivered to the Trust pursuant to the first sentence of Section 7.2(b) above and the first sentence of this Section 7.2(c)). Such Series J Preference Shares shall be held in book-entry form in an account at Wells Fargo Bank in the name of the Institutional Trustee for the benefit of the Trust.

ARTICLE VIII
TERMINATION OF TRUST
SECTION 8.1    Termination of Trust.

(a)    The Trust shall dissolve:
(i)    upon the bankruptcy of any Holder of the Common Securities or the Sponsor;
(ii)    upon the filing of a certificate of dissolution or its equivalent with respect to any Holder of the Common Securities or the Sponsor; or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;
(iii)    upon the entry of a decree of a judicial dissolution of any Holder of the Common Securities, the Sponsor or the Trust;
(iv)    when all of the Securities have been called for redemption;
(v)    upon election by the Sponsor to dissolve the Trust; or
(vi)    before the issuance of any Securities, with the consent of the Sponsor
(b)    As soon as is practicable after the occurrence of one of the events described in Section 8.1(a), the Administrative Trustees shall wind-up the Trust’s affairs pursuant to Section 3808 of the Statutory Trust Act. Upon completion of the winding up of the Trust, an Administrative Trustee shall file a certificate of cancellation with the Secretary of State of the State of Delaware and provide notice thereof to the Institutional Trustee and the Delaware Trustee.
(c)    The provisions of Section 3.9 and Article X shall survive the termination of the Trust.
ARTICLE IX
TRANSFER OF INTERESTS
SECTION 9.1    Transfer of Securities.
(a)    Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration of Trust and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration of Trust shall, to the fullest extent permitted by law, be null and void.
(b)    Subject to this Article IX, Trust Preference Securities shall be freely transferable.
(c)    Subject to this Article IX, the Sponsor and any Related Party may transfer Common Securities only to the Sponsor or a Related Party of the Sponsor; provided, that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

(i)    the Trust would not be classified for United States federal income tax purposes as a domestic grantor trust; and
(ii)    the Trust would be an Investment Company or the transferee would become an Investment Company.
SECTION 9.2    Transfer of Certificates. The Administrative Trustees shall keep or cause to be kept a register for registering the Certificates and transfers and exchanges of the Certificates, in which the Administrative Trustees or the transfer agent and registrar designated by the Administrative Trustees (the “Registrar”) shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration of Trust. The Institutional Trustee shall be the initial Registrar.
SECTION 9.3    Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.
SECTION 9.4    Book-Entry Interests. Unless otherwise specified in the terms of the Trust Preference Securities, the Trust Preference Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Trust Preference Security Certificates (each a “Global Certificate”), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preference Security Beneficial Owner will receive a Definitive Trust Preference Security Certificate representing such Trust Preference Security Beneficial Owner’s interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Trust Preference Security Certificates (the “Definitive Trust Preference Security Certificates”) have been issued to the Trust Preference Security Beneficial Owners pursuant to Section 9.7:
(a)    the provisions of this Section 9.4 shall be in full force and effect;
(b)    the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration of Trust (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Trust

Preference Securities and the sole holder of the Global Certificates and shall have no obligation to the Trust Preference Security Beneficial Owners;
(c)    to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration of Trust, the provisions of this Section 9.4 shall control; and
(d)    the rights of the Trust Preference Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preference Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.
SECTION 9.5    Notices to Clearing Agency. Whenever a notice or other communication to the Trust Preference Security Holders is required under this Declaration of Trust, unless and until Definitive Trust Preference Security Certificates shall have been issued to the Trust Preference Security Beneficial Owners pursuant to Section 9.7, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preference Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preference Security Beneficial Owners.
SECTION 9.6    Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preference Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preference Securities.
SECTION 9.7    Definitive Trust Preference Security Certificates. If:
(a)    a Clearing Agency elects to discontinue its services as a securities depositary with respect to the Trust Preference Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or
(b)    the Administrative Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Trust Preference Securities, then:
(i)    Definitive Trust Preference Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Trust Preference Securities; and
(ii)    upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Certificates to be delivered to Trust Preference Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Preference Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preference Securities may be listed, or to conform to usage.
SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates. If:
(a)    any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and
(b)    there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide or protected purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.
ARTICLE X
LIMITATION OF LIABILITY OF HOLDERS
OF SECURITIES, TRUSTEES OR OTHERS
SECTION 10.1    Liability.
(a)    Except as expressly set forth in this Declaration of Trust, the Trust Preference Securities Guarantee and the terms of the Securities, the Sponsor shall not be:
(i)    personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and
(ii)    required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.
(b)    The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust’s assets.

(c)    Pursuant to § 3803(a) of the Statutory Trust Act, the Holders of the Trust Preference Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.
SECTION 10.2    Exculpation.
(a)    No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration of Trust or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence (or its own negligence in the case of the Institutional Trustee) or willful misconduct with respect to such acts or omissions.
(b)    An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.
SECTION 10.3    Fiduciary Duty.
(a)    To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration of Trust shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict or eliminate the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.
(b)    Unless otherwise expressly provided herein:
(i)    whenever a conflict of interest exists or arises between any Covered Persons; or
(ii)    whenever this Declaration of Trust or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration of Trust or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.
(c)    Whenever in this Declaration of Trust an Indemnified Person is permitted or required to make a decision:
(i)    in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or
(ii)    in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration of Trust or by applicable law.
SECTION 10.4    Indemnification.

(a)
(i)     The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(ii)    The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.
(iii)    To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys’ fees and expenses) actually and reasonably incurred by him in connection therewith.
(iv)    Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.
(v)    Expenses (including attorneys’ fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Trust Preference Security Holders.
(vi)    The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Trust Preference Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.
(vii)    The Sponsor may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).
(viii)    For purposes of this Section 10.4(a), references to “the Trust” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.
(ix)    The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.
(b)    The Sponsor agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, claim, damage or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be, and the satisfaction and discharge of this Declaration of Trust.
SECTION 10.5    Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper or the breach of any duty at law, in equity or otherwise. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.
SECTION 10.6    Payment of Expenses. The Holder of the Common Securities shall:
(i)    pay all costs and expenses relating to the offering, sale and issuance of the Series J Preference Shares and Securities; and
(ii)    pay all costs, expenses and liabilities of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the fees and expenses of the Institutional Trustee, the Administrative Trustees and the Delaware Trustee, costs and expenses relating to the operation, maintenance and dissolution of the Trust and the enforcement by the Institutional Trustee of its rights as a holder of Series J Preference Shares and costs and expenses of accountants, attorneys, statistical or bookkeeping services, paying agent(s), registrar(s) and transfer agent(s)) other than, for the avoidance of doubt, any United States withholding taxes or in respect of Distributions and other obligations to Holders of the Securities under such Securities.

ARTICLE XI

ACCOUNTING
SECTION 11.1    Fiscal Year. The fiscal year (“Fiscal Year”) of the Trust shall be the calendar year, or such other year as is required by the Code.
SECTION 11.2    Certain Accounting Matters.
(a)    At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.
(b)    The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.
(c)    The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.
SECTION 11.3    Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Series J Preference Shares held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.
SECTION 11.4    Withholding. The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made to a specific Holder, the Trust may reduce subsequent Distributions by the amount of such withholding to such Holder.
ARTICLE XII

AMENDMENTS AND MEETINGS
SECTION 12.1    Amendments.
(m)    Except as otherwise provided in this Declaration of Trust or by any applicable terms of the Securities, this Declaration of Trust may only be amended by a written instrument approved and executed by:
(i)    the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);
(ii)    if the amendment adversely affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and
(iii)    if the amendment adversely affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;
(b)    no amendment shall be made, and any such purported amendment shall be void and ineffective:
(i)    unless, in the case of any proposed amendment, the Institutional Trustee (and the Delaware Trustee to the extent it is required to execute or consent to any such amendment) shall have first received an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is not prohibited by, and does not conflict with, the terms of this Declaration of Trust (including the terms of the Securities);
(ii)    unless, in the case of any proposed amendment which adversely affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:
(A)    an Officers’ Certificate from each of the Trust and the Sponsor that such amendment is not prohibited by, and does not conflict with, the terms of this Declaration of Trust (including the terms of the Securities); and
(B)    an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is not prohibited by the terms of this Declaration of Trust (including the terms of the Securities); and
(iii)    to the extent the result of such amendment would be to:

(A)    cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a domestic grantor trust;
(B)    cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;
(c)    at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the powers, preferences or special rights of the Securities in any material respect or cause the dissolution, winding-up or termination of the Trust other than as described in Section 8.1 may be effected only if the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment or modification and such Holders shall vote with respect to such amendment or modification as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 12.1(c) unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a domestic grantor trust on account of such action; provided further if any amendment or proposal referred to in this Section 12.1(c) would adversely affect in a material respect the powers, preferences or special rights of only the Trust Preference Securities or of only the Common Securities, then only the Holders of the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of Holders of a Majority in liquidation amount of such class of Securities;
(d)    Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;
(e)    Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;
(f)    the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and
(g)    subject to Section 12.1(c), this Declaration of Trust may be amended without the consent of the Holders of the Securities to:
(i)    cure any ambiguity, correct or supplement any provisions in this Declaration of Trust that may be defective or inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, which may not be inconsistent with the other provisions of this Declaration of Trust;
(ii)    modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a domestic grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company;

(iii)    add to the covenants, restrictions or obligations of the Sponsor; and
(iv)    to modify, eliminate and add to any provision of the Declaration of Trust to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law.
SECTION 12.2    Meetings of the Holders of Securities; Action by Written Consent.
(a)    Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration of Trust, the terms of the Securities or, if applicable, the rules of any stock exchange on which the Trust Preference Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Securities representing at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more consents in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.
(b)    Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:
(i)    notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration of Trust or the rules of any stock exchange on which the Trust Preference Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;
(ii)    each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;
(iii)    each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and
(iv)    unless the Statutory Trust Act, this Declaration of Trust, the terms of the Securities or the listing rules of any stock exchange on which the Trust Preference Securities are then listed or trading, if any, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.
(c)    To the fullest extent permitted by the Statutory Trust Act, voting and consensual rights with respect to the Trust available to or in favor of holders or owners of Trust Preference Securities and Common Securities may be exercised only by a United States Person that is a beneficial owner of a Trust Preference Security or a Common Security or by a United States Person acting as irrevocable agent with discretionary powers for the beneficial owner of such security that is not a United States Person. To the fullest extent permitted by the Statutory Trust Act, Holders of Trust Preference Securities and Common Securities that are not United States Persons must irrevocably appoint a United States Person with discretionary powers to act as their agent with respect to such voting and consensual rights. For this purpose, a United States Person is any person treated as a United States person as defined in section 7701(a)(30) of the Code.
ARTICLE XIII

REPRESENTATIONS OF INSTITUTIONAL
TRUSTEE AND DELAWARE TRUSTEE
SECTION 13.1    Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee that:
(a)    the Institutional Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration of Trust;
(b)    the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000).
(c)    the execution, delivery and performance by the Institutional Trustee of the Declaration of Trust have been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration of Trust has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);
(d)    the execution, delivery and performance of the Declaration of Trust by the Institutional Trustee do not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and
(e)    no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration of Trust.
SECTION 13.2    Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:
(a)    The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration of Trust.
(d)    The Delaware Trustee has been authorized to perform its obligations under the Declaration of Trust. The Declaration of Trust under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).
(c)    No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration of Trust.
(d)    The Delaware Trustee is an entity which maintains its principal place of business in the State of Delaware.

ARTICLE XIV
MISCELLANEOUS
SECTION 14.1    Notices. All notices provided for in this Declaration of Trust shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent via facsimile or mailed by registered or certified mail, as follows:
(a)    if given to the Trust, in care of the Administrative Trustees at the Trust’s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):
SCE Trust IV
Southern California Edison Company
2244 Walnut Grove Avenue
Rosemead, California 91770
Attention: Corporate Governance
Fax: 626-302-4106
(b)    if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):
BNY Mellon Trust of Delaware
Bellevue Park Corporate Center
301 Bellevue Parkway, 3rd Floor
Wilmington, DE 19809
Fax: 302-791-3625

(c)    if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):
The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 1020
Chicago, IL 60602
Attn: Corporate Trust Administration
Fax: 312-827-8542
(d)    if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):
Southern California Edison Company
2244 Walnut Grove Avenue
Rosemead, California 91770
Attention: Corporate Governance
Fax: 626-302-4106

(e)    if given to any other Holder, at the address set forth on the books and records of the Trust.
All such notices shall be deemed to have been given when received in person, sent via facsimile with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.
The Trustee agrees to accept and act upon instructions or directions pursuant to this Declaration of Trust sent by unsecured e-mail, pdf, facsimile transmission, electronic transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such written instructions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Trustee in a timely manner, and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by electronic transmission) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.
SECTION 14.2    Governing Law; Waiver of Jury Trial. This Declaration of Trust and the Securities and the rights of the parties hereunder and thereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS DECLARATION OF TRUST, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.
SECTION 14.3    Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a domestic grantor trust. The provisions of this Declaration of Trust shall be interpreted in a manner consistent with this classification.
SECTION 14.4    Headings. Headings contained in this Declaration of Trust are inserted for convenience of reference only and do not affect the interpretation of this Declaration of Trust or any provision hereof.
SECTION 14.5    Successors and Assigns. Whenever in this Declaration of Trust any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration of Trust by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.
SECTION 14.6    Partial Enforceability. If any provision of this Declaration of Trust, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration of Trust, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.
SECTION 14.7    Counterparts. This Declaration of Trust may contain more than one counterpart of the signature page and this Declaration of Trust may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.
THE RECEIPT AND ACCEPTANCE OF A SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR TRUST PREFERENCE SECURITY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND THE TRUST PREFERENCE SECURITIES GUARANTEE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE TRUST PREFERENCE SECURITIES GUARANTEE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.
/s/ William M. Petmecky, III
Name:     William M. Petmecky, III
Title:    Administrative Trustee

/s/ Michael A. Henry
Name: Michael A. Henry
Title:    Administrative Trustee

/s/ George T. Tabata
Name: George T. Tabata
Title:    Administrative Trustee

BNY MELLON TRUST OF DELAWARE, as Delaware Trustee
By:    /s/ Kristine K. Gullo
Name:    Kristine K. Gullo
Title:    Vice President
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Institutional Trustee
By:    /s/ Teresa Petta
Name:    Teresa Petta
Title:    Vice President
SOUTHERN CALIFORNIA EDISON COMPANY,
as Sponsor
By:    /s/ William M. Petmecky, III
Name:    William M. Petmecky, III
Title:    Vice President and Treasurer

ANNEX I

TERMS OF
5.375% FIXED-TO-FLOATING RATE TRUST PREFERENCE SECURITIES
COMMON SECURITIES
Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of SCE Trust IV, dated as of August 24, 2015 (as amended from time to time, the “Declaration of Trust”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preference Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration of Trust or, if not defined in such Declaration of Trust, as defined in the Prospectus referred to below):
1.    Designation and Number.
(a)    Trust Preference Securities. 13,000,000 Trust Preference Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of three hundred twenty-five million dollars ($325,000,000), and a liquidation amount with respect to the assets of the Trust of $25.00 per trust preference security, are hereby designated for the purposes of identification only as “5.375% Fixed-to Floating Rate Trust Preference Securities” (the “Trust Preference Securities”). The Trust Preference Security Certificates evidencing the Trust Preference Securities shall be substantially in the form of Exhibit A-1 to the Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preference Securities are listed, if any.
(b)    Common Securities. 400 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ten thousand dollars ($10,000), and a liquidation amount with respect to the assets of the Trust of $25.00 per common security, are hereby designated for the purposes of identification only as “Common Securities” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.
2.    Distributions.
(a)    Subject to Article VI of the Declaration of Trust, Distributions payable on each Security will be payable from dividends when, as, and if declared and paid on the Series J Preference Shares held by the Institutional Trustee for the benefit of the Holders. The distribution rate on the Securities is an annual rate equal to (1) 5.375% of the stated liquidation amount of $25.00 per Security for each Distribution Payment Period (as defined below) from and including August 24, 2015, to, but excluding, September 15, 2025 (the “Fixed Rate Period”), and (2) the three-month LIBOR rate plus 3.132% of the stated liquidation amount of $25.00 per Security for each Distribution Payment Period from, and including, September 15, 2025, through, but excluding, the redemption date of the Securities, if any (the “Floating Rate Period”). The rate set forth in clauses (1) and (2) of the immediately preceding sentence is referred to as the “Distribution Rate,” such rate being equal to the dividend rate payable on the Series J Preference Shares held by the Institutional Trustee. A Distribution is payable only to the extent that payments are made in respect of the Series J Preference Shares held by the Institutional Trustee and to the extent the Trust has funds available therefor. Distributions from dividends paid on the Series J Preference Shares payable on the Securities for any period from but including a Trust Distribution Payment Date to but excluding the next succeeding Trust Distribution Payment Date (each, a “Distribution Payment Period”) during the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided, however that the amount of such Distributions payable on the Securities for the initial Distribution Payment Period and any period less than a full Distribution Payment Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Distributions from dividends paid on the Series J Preference Shares payable on the Securities for any Distribution Payment Period during the Floating Rate Period will be computed based on the actual number of days in a Distribution Payment Period and a 360-day year.
(i)    The Distribution Rate for each Distribution Payment Period in the Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business Day (as defined below) prior to the beginning of the applicable Distribution Payment Period, which date is the “Distribution Determination Date” for the Distribution Payment Period. The Calculation Agent then will add 3.132% to three-month LIBOR as determined on the Distribution Determination Date to determine the per annum Distribution Rate for such Distribution Payment Period. Absent manifest error, the Calculation Agent’s determination of the Distribution Rate for a Dividend Period in the Floating Rate Period for the Securities will be binding and conclusive.
(ii)     The term “three-month LIBOR” means (a) the offered quotation to leading banks in the London interbank market for three-month dollar deposits as defined by the British Bankers’ Association (or its successor in such capacity, such as NYSE Euronext Rate Administration Ltd.) and calculated by their appointed calculation agent and published, as such rate appears: (i) on the Reuters Monitor Money Rates Service Page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Distribution Determination Date, (b) if no such rate is so published, then the rate for the Distribution Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Distribution Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Distribution Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be the LIBOR as determined using the foregoing methods for the first day before the Distribution Determination Date on which LIBOR can be so determined. “Reuters Monitor

Money Rates Service Page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the Trust, acting as Calculation Agent
(iii)     All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
(b)    Distributions from dividends paid on the Series J Preference Shares payable on the Securities will be cumulative, will accrue from and including August 24, 2015, and will be payable quarterly, in arrears, to the extent of amounts paid on the Series J Preference Shares on March 15, June 15, September 15 and December 15 of each year (each a “Trust Distribution Payment Date”), commencing on December 15, 2015, at the Distribution Rate. As a consequence of the failure or the inability of the Series J Preference Share Issuer to declare and pay quarterly dividends on the Series J Preference Shares, quarterly Distributions will also not be made to the Holders of the Securities. No interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any Distribution on the Securities not paid on a Trust Distribution Payment Date and accrued.
(c)    Quarterly Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Trust Preference Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant Trust Distribution Payment Dates. The relevant record date for the Common Securities for any Trust Distribution Payment Date shall be the same record date as for the Trust Preference Securities for such Trust Distribution Payment Date. If the Trust Preference Securities shall not continue to remain in book-entry only form, the relevant record dates for quarterly Distributions on the Trust Preference Securities shall be the first day of the month in which the relevant Trust Distribution Date occurs, which Trust Distribution Payment Dates shall correspond to the “Dividend Payment Dates” for the Series J Preference Shares. Quarterly Distributions that are not paid on a particular Trust Distribution Payment Date, as a result of the Series J Preference Share Issuer having failed to make a payment under the Series J Preference Shares, will be payable to the Person in whose name such Securities are registered on the record date applicable to (x) the Trust Distribution Payment Date on which such Distributions are paid or (y) the date of a Liquidation Distribution or the payment of the Redemption Price, as applicable. If any Trust Distribution Payment Date during the Fixed Rate Period is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day, without any increase to account for the period from such Trust Distribution Payment Date through the date of actual payment. If any Trust Distribution Payment Date during the Floating Rate Period is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day, unless that day falls in the next calendar month, in which case the Trust Distribution Payment Date will be the immediately preceding Business Day, and the Distribution will be calculated as set forth in Section 2(a) using the actual number of days in a Distribution Payment Period and a 360-day year.
(d)    In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Common Securities.
3.    Liquidation Distribution Upon Dissolution.
(a)    In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities, claims upon and obligations of the Trust pursuant to § 3808 of the Statutory Trust Act, distributions in an amount equal to the stated liquidation amount of $25.00 per Security plus accrued and unpaid Distributions thereon to but excluding the date of payment (such amount being the “Liquidation Distribution”), unless (i) such dissolution was in accordance with Section 8.1(a)(iv) of the Declaration of Trust, or (ii) in connection with such dissolution, as determined by the Sponsor, Series J Preference Shares in an aggregate liquidation preference equal to the aggregate stated liquidation amount of, with a dividend rate equal to the Distribution Rate, and bearing accrued and unpaid dividends in an amount equal to the accrued and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities except as provided by clause (c) below.
(b)    If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall first be paid on a Pro Rata basis to the Holders of the Trust Preference Securities, then, to the extent of any remaining assets, on a Pro Rata basis to the Holders of the Common Securities.
(c)    On and from the date fixed by the Administrative Trustees for any distribution of the Series J Preference Shares upon the dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Trust Preference Securities, will receive a registered global certificate or certificates representing the Series J Preference Shares to be delivered upon such distribution, (iii) DTC or its nominee (or any successor Clearing Agency or its nominee) shall distribute the interests in the Series J Preference Shares to the Holders of Securities entitled thereto and (iv) any certificates representing Securities, except for certificates representing Trust Preference Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Series J Preference Shares having an aggregate liquidation preference equal to the aggregate stated liquidation amount of, with a dividend rate identical to the Distribution Rate of, and accrued and unpaid dividends equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Series J Preference Share Issuer or its agent for transfer or reissue; provided however that, with respect to the distribution of any fractional interest in a Series J Preference Share, the

Administrative Trustees shall redeem such fractions of Series J Preference Shares for cash at a price equal to the aggregate liquidation preference represented by such fractional interest plus any accrued and unpaid Distributions attributable to such fractional interests, provided, further that, notwithstanding the above, the Administrative Trustees, at their sole discretion, may choose to effect such dissolution distribution by means of depositary receipts on terms to be established by the Administrative Trustees. The Administrative Trustees shall be empowered to take such actions as are necessary and proper to accomplish the ends of the preceding sentence, including but not limited to procuring new CUSIPs or other identifying numbers, filing any necessary registration statements or amendments thereto, or such other acts as the Administrative Trustees may deem necessary.
4.    Redemption and Distribution.
(a) Upon the redemption of the Series J Preference Shares either (i) at the option of the Series J Preference Share Issuer, in whole or in part, at any time or from time to time, on or after September 15, 2025 or (ii) in whole, but not in part, at any time prior to September 15, 2025 within 90 days after a Tax Event or Investment Company Event (as described below), the proceeds from such redemption shall be simultaneously applied to redeem Trust Preference Securities, on a proportionate basis, having an aggregate liquidation amount equal to the aggregate liquidation preference of the Series J Preference Shares so redeemed at a redemption price equal to the aggregate liquidation amount of the Securities so redeemed plus an amount equal to accrued and unpaid Distributions to but excluding the date of redemption, payable in cash (the “Redemption Price”). Holders shall be given not less than 30 nor more than 60 days’ notice of any redemption of Securities by the Institutional Trustee who must receive such amount of prior notice of redemption of Series J Preference Shares from the Series J Preference Share Issuer. If the Trust Preference Securities are redeemed in whole, the Series J Preference Share Issuer may cause the Issuer to also redeem the Common Securities in whole at the option of the Series J Preference Share Issuer.
(b)    If fewer than all the outstanding Trust Preference Securities are to be so redeemed, the Securities will be redeemed as described in Section 4(f)(ii) below.
(c)    The Series J Preference Share Issuer shall have the right at any time, or from time to time, on or after September 15, 2025 to redeem the Series J Preference Shares at its option, in whole or in part, for cash in the amount equal to the aggregate liquidation preference of Series J Preference Shares to be redeemed, plus accrued and unpaid dividends to but excluding the date of redemption.
(d)    Under the terms of the Series J Preference Shares, the Series J Preference Share Issuer may elect to redeem the Series J Preference Shares, in whole, but not in part, for cash if, at any time prior to September 15, 2025, an Investment Company Event or Tax Event (each as defined below, and each a “Special Event”) shall occur and be continuing, within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate liquidation preference of the Series J Preference Shares so redeemed shall be redeemed by the Trust at the Redemption Price; provided, however, that if at the time there is available to the Series J Preference Share Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Series J Preference Share Issuer or the Holders of the Securities, then the Series J Preference Share Issuer or the Trust will pursue such measure in lieu of redemption.
“Investment Company Event” means the receipt by the Series J Preference Share Issuer of an opinion of nationally recognized independent counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust is, or within 90 days of the date of that opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act, which Change in 1940 Act Law has become effective on or after August 17, 2015.
“Tax Event” means the receipt by the Series J Preference Share Issuer of an opinion of nationally recognized independent counsel experienced in such matters to the effect that, as a result of any amendment to or change in the laws or regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein that is enacted or becomes effective on or after August 17, 2015, any proposed change in the laws or regulations enumerated in the preceding clause that is announced after August 17, 2015, or any official administrative decision or judicial decision or administrative action or other official pronouncement interpreting or applying the laws or regulations enumerated in the first preceding clause that is announced after August 17, 2015, there is more than an insubstantial risk that: (i) the Trust is, or within 90 days of the date of such opinion will be, subject to more than a de minimis amount of taxes (including withholding taxes), duties, assessments or other governmental charges; or (ii) the Trust is not, or within 90 days of the date of such opinion will not be, a domestic grantor trust for United States federal income tax purposes.
(e)    The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all Distribution Payment Periods terminating on or before the date of redemption.
(f)    Redemption or Distribution procedures will be as follows:
(i)    Notice of any redemption of, or notice of distribution of Series J Preference Shares or depositary shares in lieu thereof in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust by mail to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Series J Preference Shares. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.
(ii)    In the event that fewer than all the outstanding Securities are to be redeemed, the Trust Preference Securities to be redeemed shall first be redeemed Pro Rata from each Holder of Trust Preference Securities, it being understood that, in respect of Trust Preference Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee. If the Trust Preference Securities are redeemed in full, then the Common Securities may also be redeemed in full by the Issuer at the direction of the Series J Preference Share Issuer.
(iii)    If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Series J Preference Shares are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Trust Preference Securities are in book-entry only form, with respect to the Trust Preference Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Series J Preference Share Issuer has paid to the Institutional Trustee a sufficient amount of funds in connection with the related redemption of the Series J Preference Shares, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preference Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay such Redemption Price to the Trust Preference Security Beneficial Owners, and (B) with respect to Trust Preference Securities issued in definitive form and Common Securities, provided, that the Series J Preference Share Issuer has paid the Institutional Trustee a sufficient amount of funds in connection with the related redemption of the Series J Preference Shares, the Paying Agent will pay the applicable Redemption Price to the Holders of such Securities, upon surrender thereof, by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the applicable record date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the applicable Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If the Trust Preference Securities remain in book-entry only form at the time of such redemption, the record date for such payment shall be one Business Day prior to the redemption date. If the Trust Preference Securities shall not remain in book-entry only form at the time of such redemption, the relevant record date shall be the first day of the month in which the redemption date occurs. If any date fixed for redemption of Securities is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay and no Distributions or other payment will accumulate or accrue as a result of the delay).
(iv)    Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in respect of the Trust Preference Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preference Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities to the Holder thereof.
(v)    Subject to applicable law (including, without limitation, United States federal securities laws), a Sponsor Affiliated Holder may at any time or from time to time purchase outstanding Trust Preference Securities by tender, in the open market or by private agreement.
5.    Voting Rights—Trust Preference Securities.
(a)    Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration of Trust, the Holders of the Trust Preference Securities will have no voting rights.
(b)    Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Trust Preference Securities, voting separately as a class, may direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration of Trust in respect of its rights as the holder of the Series J Preference Shares, including the right to direct the Institutional Trustee, as holder of the Series J Preference Shares, to consent to any amendment or modification of the Certificate of Determination or the Series J Preference Shares, any amendment or modification of the Articles of Incorporation or any other matter with respect to the Certificate of Determination or the Series J Preference Shares, where such consent shall be required by the Series J Preference Share Issuer Governing Documents and/or the CGCL; provided, however, that, where a consent or action under the Series J Preference Share Issuer Governing Documents and/or the CGCL would require the consent or act of each holder of each Preference Share affected thereby, such consent or action shall not be effective until each Holder of Trust Preference Securities shall have consented to such action or provided such consent. The Institutional Trustee, as holder of the Series J Preference Shares, shall not take any of the actions described in the prior sentence unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a domestic grantor trust for United States federal income tax purposes. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preference Securities. If the Institutional Trustee fails to enforce its rights under the Series J Preference Shares, to the fullest extent permitted by law and the Trust Preference Securities Guarantee, any Holder of Trust Preference Securities may directly institute a legal proceeding against the Series J Preference Share Issuer to enforce that Holder’s proportionate share of the Institutional Trustee’s rights under the Series J Preference Shares without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. Any required approval or direction of Holders of Trust Preference Securities may be given at a separate meeting of Holders of Trust Preference

Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent or by electronic transmission. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preference Securities are entitled to vote to be mailed to each Holder of record of Trust Preference Securities. Each such notice will include a statement setting forth (i) the date and time of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.
No vote or consent of the Holders of the Trust Preference Securities will be required for the Trust to redeem and cancel Trust Preference Securities or to distribute the Series J Preference Shares or depositary shares in lieu thereof in accordance with this Declaration of Trust and the terms of the Securities.
Notwithstanding that Holders of Trust Preference Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preference Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.
To the fullest extent permitted by law, with regard to the purposes of California Corporations Code Section 703, the Institutional Trustee shall be treated as a fiduciary holding and voting the Series J Preference Shares on behalf of the beneficial owners of the Securities, and shall be deemed by the provisions of this Section 5 to receive binding instructions from the Holders of the Securities as to how to vote such shares.
6.    Voting Rights - Common Securities.
(a)    Except as provided under Sections 6(b), (c) and 7 as otherwise required by law and the Declaration of Trust, the Holders of the Common Securities will have no voting rights.
(b)    The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration of Trust, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.
(c)    Subject to Section 5(b), the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration of Trust, provided that, where a consent or action under the Series J Preference Share Issuer Governing Documents would require the consent or act of the Holders of greater than a majority in liquidation preference of Series J Preference Shares affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate liquidation preference of the Series J Preference Shares outstanding. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preference Securities. Except with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Series J Preference Share Issuer as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel to the effect that as a result of such action, the Trust will not fail to be classified as a domestic grantor trust for United States federal income tax purposes.
If the Institutional Trustee fails to enforce its rights under the Declaration of Trust, to the fullest extent permitted by law any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Series J Preference Shares, without first instituting a legal proceeding against the Institutional Trustee or any other Person.
Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent or by electronic transmission. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date and time of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.
No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Series J Preference Shares in accordance with the Declaration of Trust and the terms of the Securities.
7.    Pro Rata.
A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding and “Pro Rata” as to Holders of a Trust Preference Securities or Common Securities shall mean pro rata to each Holder of Trust Preference Securities or Common Securities, as the case may be, according to the liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities of such class outstanding.
8.    Ranking.
The Trust Preference Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that the rights of Holders of the Common Securities to payment in respect of payments upon liquidation and redemption are subordinated to the rights to payment of the Holders of the Trust Preference Securities.
9.    Acceptance of Trust Preference Securities Guarantee and Certificate of Determination.

Each Holder of Trust Preference Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Preference Securities Guarantee, including the ranking provisions therein and to the provisions of the Certificate of Determination.
10.    No Preemptive Rights.
The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.
11.    Miscellaneous.
These terms constitute a part of the Declaration of Trust.
The Sponsor will provide a copy of the Declaration of Trust or the Trust Preference Securities Guarantee, and the Certificate of Determination to a Holder without charge on written request to the Sponsor at its principal place of business.

EXHIBIT A-1

FORM OF TRUST PREFERENCE SECURITY CERTIFICATE
THIS TRUST PREFERENCE SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS TRUST PREFERENCE SECURITY IS EXCHANGEABLE FOR TRUST PREFERENCE SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS TRUST PREFERENCE SECURITY (OTHER THAN A TRANSFER OF THIS TRUST PREFERENCE SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
UNLESS THIS TRUST PREFERENCE SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST PREFERENCE SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A1-1

_______     _______ Trust Preference Securities
CUSIP NO. 78409G 206
Certificate Evidencing Trust Preference Securities

of

SCE TRUST IV
5.375% Fixed-to-Floating Rate Trust Preference Securities
(Cumulative, Liquidation Amount $25 per Trust Preference Security)
SCE Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that _______ (the “Holder”) is the registered owner of _______ (_______) Trust Preference Securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 5.375% Fixed-to-Floating Rate Trust Preference Securities (the “Trust Preference Securities”). The Trust Preference Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preference Securities are set forth in, and this certificate and the Trust Preference Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of August 24, 2015, as the same may be amended from time to time (the “Declaration of Trust”), including the designation of the terms of the Trust Preference Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Holder is entitled to the benefits of the Trust Preference Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration of Trust, the Trust Preference Securities Guarantee and the Certificate of Determination to a Holder without charge upon written request to the Sponsor at its principal place of business.
The Holder of this certificate, by accepting this certificate, is deemed to have (i) agreed to the terms of the Series J Preference Shares and (ii) agreed to the terms of the Trust Preference Securities Guarantee, including that the Trust Preference Securities Guarantee is subordinate and junior in right of payment to all outstanding cumulative preferred stock and all secured and unsecured indebtedness of the Series J Preference Share Issuer.
Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.
By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Series J Preference Shares as equity and the Trust Preference Securities as evidence of indirect beneficial ownership in the Series J Preference Shares.
This Certificate shall be governed by the laws of the State of Delaware.

A1-2

IN WITNESS WHEREOF, the Trust has executed this certificate this _______ day of _______, _______.

______________________________
Name:
Title: Administrative Trustee

A1-3

CERTIFICATE OF AUTHENTICATION
This certificate represents the Trust Preference Securities referred to in the within-mentioned Declaration of Trust.
Dated: _______, _______
The Bank of New York Mellon Trust Company, N.A.,
as Institutional Trustee

By:    ____________________________
    Authorized Signatory

A1-4

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preference Security Certificate to:

Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints
as agent to transfer this Trust Preference Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: ____________________________

(Sign exactly as your name appears on the other side of this Trust Preference Security Certificate)

A1-5

EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE
TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.

A2-1

_______      _______ Common Securities
Certificate Evidencing Common Securities

of

SCE TRUST IV

Common Securities
(Cumulative, Liquidation Amount $25 per Common Security)
SCE TRUST IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that _______ (the “Holder”), is the registered owner of _______ (_______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Common Securities (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration of Trust (as defined below), including, without limitation, Section 9.1 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of August 24, 2015, as the same may be amended from time to time (the “Declaration of Trust”), including the designation of the terms of the Common Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Sponsor will provide a copy of the Declaration of Trust and the Certificate of Determination to a Holder without charge upon written request to the Sponsor at its principal place of business.
Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.
The Holder of this certificate, by accepting this certificate, is deemed to have agreed to the terms of the Series J Preference Shares.
By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Series J Preference Shares as equity and the Common Securities as evidence of indirect beneficial ownership in the Series J Preference Shares.
This Certificate shall be governed by the laws of the State of Delaware.
IN WITNESS WHEREOF, the Trust has executed this certificate this _______ day of _______, _______.

_____________________________
Name:
Title: Administrative Trustee

A2-2

CERTIFICATE OF AUTHENTICATION
This certificate represents the Common Securities referred to in the within-mentioned Declaration of Trust.
Dated: _______, _______
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Institutional Trustee
By:    _________________________
    Authorized Signatory

A2-3

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints as agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________

Signature: __________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

A2-4